- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                ----------------------

                      PROXY STATEMENT PURSUANT TO SECTION 14 (a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              SPIRE INTERNATIONAL CORP.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.

     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:
        ------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 10, 1996

                           SPIRE INTERNATIONAL CORP.

      You are cordially invited to attend the Annual Meeting of Shareholders of Spire International Corp. (the "Company"), which will be held on Tuesday, September 10, 1996 at 10 a.m., at the offices of Kimball, Parr, Waddoups, Brown & Gee, 185 South State Street, Suite 1300, Salt Lake City, Utah 84111 (the "Annual Meeting"), for the following purposes, which are more fully described in the Proxy Statement accompanying this Notice:


          (i) To elect five directors of the Company, each to serve until the next annual meeting of shareholders of the Company and until their respective successors have been duly elected and qualified;


          (ii)  To  consider  and vote upon a proposal to  amend  the  Company's
          Articles of Incorporation to change the Company's name to Sento Technical Innovations Corporation;

          (iii) To consider and vote upon a proposal to ratify the adoption of the Spire International Corp. 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") and to authorize and reserve 200,000 shares of the Company's common stock for issuance under the Stock Purchase Plan;

          (iv) To consider and vote upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditor of the Company for the fiscal year ending March 31, 1997; and

          (v) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on July 29, 1996 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.


      All  shareholders  are cordially invited to attend the Annual  Meeting
in person.   However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. Shareholders attending the Annual Meeting may vote in person even if they have returned a proxy.

                            By Order of the Board of Directors



                            ---------------------------------------
                            Brian W. Braithwaite
                            Secretary and Treasurer


August 2, 1996

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.

                           SPIRE INTERNATIONAL CORP.
                             311 NORTH STATE STREET
                                OREM, UTAH 84057


                              ____________________

                                PROXY STATEMENT
                              ____________________


                         ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 10, 1996




                            SOLICITATION OF PROXIES

      This Proxy Statement is being furnished to the shareholders of Spire International Corp., a Utah corporation (the "Company" or
"Spire"),   in connection  with the solicitation by the Board of Directors of the  Company  of proxies  from holders of outstanding shares of the
Company's common stock, par value $.25 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held Tuesday, September 10, 1996 and at any adjournment or postponement
thereof  (the  "Annual  Meeting").   This   Proxy Statement,  the  Notice of
Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about August 2, 1996.


      The  Company will bear all costs and expenses relating to the
solicitation of   proxies,  including  the  costs  of  preparing,  printing
and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock for the forwarding of solicitation materials to such beneficial owners and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

                                     VOTING

RECORD DATE

      The Board of Directors has fixed the close of business on July 29, 1996 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 4,337,373 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Accordingly 4,337,373 votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting.

PROXIES

     Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the five director nominees;


(ii) FOR the amendment of the Company's Articles of Incorporation to change the Company's name to Sento Technical Innovations Corporation; (iii) FOR the adoption of the Spire International Corp. 1996 Stock Purchase Plan (the "Stock Purchase Plan") and the authorization and reservation of 200,000 shares of the Common Stock for issuance thereunder; (iv) FOR the ratification of the appointment by the Board of Directors of KPMG Peat
Marwick LLP to be the independent auditor of the Company for the fiscal year ending March 31,1997; and (v) in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.



      A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the shares of Common Stock covered thereby in person at the Annual Meeting.


REQUIRED VOTE

      A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum. An abstention will be counted as "represented" for the purpose of determining the presence or absence of a quorum. A broker non-vote, which is an indication by a broker that it does not have discretionary authority to vote on a particular matter, will not be treated as "represented" for quorum purposes. Under Utah corporate law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against any matter considered at the Annual Meeting.

      In the election of directors, the five nominees receiving the highest number of votes will be elected. For approval of the proposed amendment to the Company's Articles of Incorporation, the proposed ratification of the adoption of the Stock Purchase Plan and the proposed ratification of the independent auditor, the votes cast in favor of each such proposal must exceed the votes cast against the proposal.



                    VOTING SECURITIES AND PRINCIPAL HOLDERS

CHANGE IN CONTROL OF THE COMPANY

      Pursuant to an Agreement and Plan of Reorganization dated January 23, 1996 (the "Exchange Agreement") among the Company (formerly known as Amacan Resources Corporation) ("Amacan"), Spire Technologies, Inc., a Utah corporation ("Spire Technologies"), Spire Technologies Systems Division,
Inc., a  Utah  corporation ("Spire   Systems"  and,  collectively  with
Spire  Technologies,  the   "Spire Companies"),  and  the  holders  of the
capital stock of the Spire Companies (collectively, the "Spire Stockholders"), the Company acquired all of the issued and outstanding stock of the Spire Companies in exchange for the issuance of 3,501,883 shares of Common Stock to the Spire Stockholders (the "Share Exchange"). The Exchange Agreement also provided for, among other things, a one-for-seven reverse split of the shares of Common Stock (excluding the shares issued to the Spire Stockholders in the Share Exchange), an amendment of the Company's Articles of Incorporation to change the Company's name to Spire International Corp., adoption of the Amacan
Resources  Corporation   Stock Incentive  Plan,  which was subsequently
renamed the Spire International Corp. Stock Incentive Plan (the "Option Plan"), and the substitution of options to purchase shares of Common Stock under the Option Plan for outstanding options to purchase shares of the common stock, par value $.01 per share, of Spire Technologies (the "Spire Technologies Common Stock") issued pursuant to the Spire 1995 Stock Option and Award

Plan. As a result of the Share Exchange, Spire Technologies and Spire Systems have become wholly-owned subsidiaries of the Company and the Spire 1995 Stock Option and Award Plan has been terminated.


      At the effective time of the Share Exchange (the "Effective Time"), in accordance with the terms of the Exchange Agreement, each issued and outstanding share of the Spire Technologies Common Stock was exchanged for
35.4786 shares of Common Stock, and each issued and outstanding share of the common stock, no par value, of Spire Systems (the "Spire Systems Common Stock") was exchanged for 4.0155 shares of Common Stock. After giving effect to the Share Exchange, the shares of Common Stock owned by the shareholders of the Company immediately prior to the Share Exchange represented approximately 10% of the outstanding shares of Common Stock,
and the shares of Common Stock acquired in  the  Share Exchange   by  the
former shareholders of the Spire Companies represented approximately 90% of the outstanding shares of Common Stock.


PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of June 30, 1996 with respect to the beneficial ownership of shares of the Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, by each director or nominee, by the Named Executive Officer listed in the "Summary Compensation Table" below, and by all directors and officers as a group. Unless otherwise noted, each person named has sole voting and investment power with respect to the shares indicated. The percentages set forth below have been computed based on the number of outstanding securities, excluding treasury shares held by the Company, which was 4,337,373 shares of Common Stock as of June 30, 1996.



                                                  BENEFICIAL OWNERSHIP
                                                  AS OF JUNE 30, 1996*
                                              ------------------------------
                                               NUMBER OF        PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER             SHARES             CLASS
- ------------------------------------           ---------        -------------

Common Stock:
     Gary B. Godfrey.......................   1,106,701(1)           25.5%
     149 North 835 East
     Lindon, Utah  84042

     Douglas D. Yates......................     650,711(2)           15.0%
     797 North 500 West
     Lehi, Utah  84043

     Jeffrey L. Webster....................     634,970              14.6%
     465 West 320 North
     American Fork, UT  84003

     Brian W. Braithwaite...................    544,265              12.5%
     1348 North 1400 West
     Provo, Utah  84604

     Robert K. Bench........................    454,261(3)           10.4%
     626 East 1820 North
     Orem, Utah 84057

     William A. Fresh........................    97,804(4)            2.3%
     2238 East Gambel Oak Drive
     Sandy, Utah 84093

                                                  BENEFICIAL OWNERSHIP
                                                  AS OF JUNE 30, 1996*
                                              ------------------------------
                                               NUMBER OF        PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER             SHARES             CLASS
- ------------------------------------           ---------        -------------

     Sherman H. Smith.......................     4,357(5)             **
     4672 Jefferson Avenue
     Ogden, Utah 84403

     All officers and directors as a group
     (5 persons)............................  2,207,388(6)          50.4%
 ___________________________

* Shares of the Common Stock underlying options or other convertible securities are deemed to be outstanding for purposes of calculating the percentage of class for the owner of such securities, but not for purposes of calculating any other person's percentage ownership.

**   Represents less than 1% of the outstanding shares of Common Stock.

(1) Shares held by Gary B. Godfrey and Karie Godfrey, Trustees of the Gary B. Godfrey Family Revocable Trust dated July 1, 1993.

(2) Shares held by Douglas D. Yates and Rita S. Yates, Trustees of the Rita S. Yates Family Revocable Trust dated July 1, 1993.

(3) Includes presently exercisable options to purchase 41,829 shares of Common Stock issued under the Option Plan in connection with the Share Exchange in substitution for options to purchase shares of Spire Technologies Common Stock. See "--Change in Control of the Company."

(4) Includes 20,000 shares owned of record by Mr. Fresh's individual retirement account.

(5)  Includes  2,000  shares  owned  of  record  by  the  Gerald  Smith   Family
     Partnership, of which Mr. Smith is a limited partner. Mr. Smith disclaims beneficial ownership of such shares.

(6) Includes presently exercisable options to purchase 41,829 shares of Common Stock.


                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS


      At the Annual Meeting, five directors of the Company (constituting the entire Board of Directors) are to be elected to serve until the next annual meeting of shareholders of the Company and until their successors shall be duly elected and qualified. Each of the nominees for director identified below is currently a director of the Company, and was appointed or designated as a director following consummation of the Share Exchange. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. Except with respect to the designation of Mr. Sherman H. Smith to serve as a director of the Company upon consummation of the Share Exchange as described below, no arrangement or understanding exists between any officer or director and any other person pursuant to which he was nominated or elected as a director or selected as an officer. Certain information with respect to each nominee for director is set forth below.


       NAME                  AGE                 POSITION              DIRECTOR SINCE
- --------------------------   ---        --------------------------     --------------
Gary B. Godfrey...........   36         Chairman of the Board and            1996
                                        Chief Executive Officer

Robert K. Bench...........   46         President, Chief Financial           1996
                                        Officer and Director

Brian W. Braithwaite......   35         Secretary, Treasurer and             1996
                                        Director

Sherman H. Smith..........   51         Director                             1996


William A. Fresh..........   67         Director                             1996



      GARY B. GODFREY currently serves as Chairman of the Board and Chief Executive Officer of the Company pursuant to his appointment as such following consummation of the Share Exchange in April 1996. Mr. Godfrey has been President and a director of Spire Technologies since its organization in 1986, exercising primary responsibility for financial management, marketing and personnel. Mr. Godfrey has been President and a director of Spire Systems since 1992.

      ROBERT K. BENCH serves as President, Chief Financial Officer and a director pursuant to his appointment as such following consummation of the Share Exchange in April 1996. In addition, he continues to serve as the Chief Financial Officer and a director of Spire Technologies, and as the Chief Financial Officer and a director of Spire Systems, positions he assumed in January 1996. Mr. Bench served as the Chief Financial Officer for CerProbe Corporation, a publicly-held corporation which manufactures products for the semi-conductor industry, from April 1995 through February 1996. CerProbe Corporation acquired, through a merger, Fresh Test Technology Corporation in April 1995. Mr. Bench was President of Fresh Test Technology Corporation from April 1993 to the time of the merger. From 1991 through 1993, Mr. Bench served as Vice President and Chief Operating Officer for Fresh Technology Company, an affiliate of Fresh Test Technology Corporation. From 1986 through 1991, Mr. Bench served as Vice President and Chief Financial Officer at Clyde Digital Corporation, a private company engaged in computerized software engineering.

      BRIAN W. BRAITHWAITE is Secretary, Treasurer and a director of the Company, and has so served since consummation of the Share Exchange in April 1996. Mr. Braithwaite has been Vice President, Secretary, Treasurer and a director of Spire Technologies since its inception in 1986. Mr. Braithwaite has also served as Vice President, Secretary, Treasurer and a director of Spire Systems since 1992.

      SHERMAN H. SMITH currently serves as a director of the Company, and has done so since consummation of the Share Exchange in April 1996. Pursuant to the terms of the Exchange Agreement, Mr. Smith was designated by the Board of Directors of Amacan to serve as a director of the Company upon consummation of the Share Exchange; however, no arrangement or understanding exists whereby Mr. Smith must be retained as a director. Mr. Smith, a certified public accountant, is engaged in the practice of accounting with the accounting firm of Schmitt, Griffiths, Smith & Co. in Ogden, Utah, with whom he has practiced accounting since 1974.

      WILLIAM A. FRESH is a director of the Company pursuant to his appointment as such following consummation of the Share Exchange. Mr. Fresh also serves as Chairman of the Board and Chief Executive Officer of Magellan Technology, Inc. ("Magellan"), a publicly-held corporation engaged in the business of providing image-based data entry services through its wholly-owned subsidiary Satellite Image Systems, Inc. ("SIS"), and has so served since June 1989. Mr. Fresh also was President of Magellan from June 1989 until March 1994, and has been

Chairman of the Board of SIS since its acquisition in February 1992. Mr. Fresh is a past director of EFI Electronics Corporation ("EFI"), a manufacturer and marketer of surge suppression equipment for computer, industrial, medical and telecommunication devices. Mr. Fresh founded EFI in 1981 and subsequently served as its chairman and president until 1986.
Mr. Fresh is currently president, chairman and owner of Orem Tek Development Corporation, a consulting and business park development corporation. Prior to his association with Magellan, Mr. Fresh also served as a director of Eyring Research, Inc., developer of computer software for security applications, computer dispatch systems, file management systems, and other applications, as well as a director of Clyde Digital Corporation, a private company engaged in computerized software engineering.


COMMITTEES AND MEETINGS

      The Board of Directors has formed a standing Audit Committee, the members of which are Sherman H. Smith and William A. Fresh. Prior to the Effective Time of the Share Exchange, the Audit Committee was comprised of Lamar H. Holley and Tad M. Ballantyne, and did not hold any meetings during the fiscal year ended April 30, 1996. The Audit Committee's functions include the recommendation of the Company's independent auditor, and the review of the Company's internal accounting and financial practices and controls and all services performed by the Company's independent auditor.


      The Board of Directors also has formed a standing Compensation Committee comprised solely of non-employee directors, the members of which are Sherman H. Smith and William A. Fresh. Prior to the Effective Time of the Share Exchange, the Board of Directors had not formed a standing Compensation Committee.

      Prior to the Share Exchange, the Board of Directors was comprised of Tad M. Ballantyne, Lamar H. Holley, Russell G. Holley and Kenneth D. Luff. Lamar H. Holley and Russell G. Holley are brothers. Upon the completion of the Share Exchange on April 18, 1996, Messrs. Godfrey, Bench, Braithwaite, Smith and Fresh were appointed as directors of the Company and Messrs. Ballantyne, Holley, Holley and Luff resigned as directors of the Company as contemplated by the Exchange Agreement. During the fiscal year ended April 30, 1996, there were three meetings held by the Board of Directors. No director attended fewer than 75 percent of the total number of meetings of the Board and of the committees on which he served. The Company does not maintain a standing nominating committee of the Board of Directors.


DIRECTOR COMPENSATION

      Directors who are not employees of the Company currently are paid a fee of $200 for each Board meeting attended, and are also reimbursed by the Company for their out-of-pocket travel and related expenses incurred in attending all Board and committee meetings.

                              EXECUTIVE OFFICERS

      The executive officers of the Company are Gary B. Godfrey, Robert K. Bench and Brian W. Braithwaite. Certain information regarding Messrs. Godfrey, Bench and Braithwaite is set forth above under "Election of Directors--Nominees for Election as Directors."

                            EXECUTIVE COMPENSATION
      The following table sets forth the compensation for each of the last three fiscal years, for services rendered to the Company by any individual who served as the Company's Chief Executive Officer at any time during fiscal 1996 (collectively, the "Named Executive Officers"). No executive officer of the Company was paid in excess of

$100,000 in salary and bonus by the Company during the fiscal year ended April 30, 1996. The following table does not reflect compensation paid to Gary B. Godfrey or any other executive officer of the Company by Spire Technologies and Spire Systems prior to the consummation of the Share Exchange.

SUMMARY COMPENSATION TABLE


                                                                      LONG-TERM COMPENSATION
                                                                 --------------------------------
                                   ANNUAL COMPENSATION                   AWARDS           PAYOUTS
                            -----------------------------------  ----------------------   -------
                                                                                SECURI-
                                                       OTHER                      TIES                ALL
                                                       ANNUAL     RESTRICTED     UNDER-              OTHER
                              YEAR                    COMPENSA-     STOCK        LYING     LTIP    COMPENSA-
        NAME AND              ENDED    SALARY  BONUS    TION       AWARD(S)     OPTIONS   PAYOUTS     TION
    PRINCIPAL POSITION      APRIL 30,    ($)    ($)     ($)          ($)          (#)       ($)       ($)
- --------------------------  ---------  ------  -----  ---------   ----------    --------  -------  ---------
Tad M. Ballantyne             1996     10,008    0       0            0            0         0         0
Former President and Chief    1995     10,000    0       0            0            0         0         0
Executive Officer             1994        0      0       0            0            0         0         0

Gary B. Godfrey               1996      2,692    0       0            0            0         0         0
Chief Executive               1995        0      0       0            0            0         0         0
Officer                       1994        0      0       0            0            0         0         0

__________________________

SECTION 16(A) COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, as well as persons who beneficially own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all required forms were timely filed during the past fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      During the fiscal year ended April 30, 1996, the Company paid approximately $58,100 to Luff Exploration Company for the Company's share of expenses associated with the production of oil and gas. Such expense was allocated based on the Company's interest in each oil or gas well. The President and principal shareholder of Luff Exploration Company is Mr. Kenneth D. Luff, who was a director of the Company until the consummation of the Share Exchange.

                    AMENDMENT OF ARTICLES OF INCORPORATION
                                TO CHANGE NAME

      The Board of Directors has unanimously adopted a resolution setting forth a proposed amendment to the Company's Articles of Incorporation to change the Company's corporate name from Spire International Corp. to Sento Technical Innovations Corporation. Following consummation of the Share Exchange, the Board reviewed the current operations of the Company and the potential for expansion into international markets. The Board recommends that the Company change its name in order to facilitate the Company's efforts to expand on an international basis, as well as to avoid any possible confusion of the Company with other publicly-traded entities with similar names. The proposed name change requires an amendment to the Company's Articles of Incorporation. If approved by the shareholders of the Company, the change of the Company's name and amendment to the Articles of Incorporation will not be effective until the Company files Amended Articles of Incorporation with the Utah Division of Corporations and Commercial Code, and the Board of Directors may abandon the proposed amendment without further action by the shareholders. The Board of Directors currently plans to implement the name change promptly following the Annual Meeting.

       Approval of the proposed amendment of the Company's Articles of Incorporation requires that votes cast in favor of the proposed amendment exceed votes cast against it. The Board of Directors recommends a vote FOR amendment of the Articles of Incorporation to change the Company's name to Sento Technical Innovations Corporation.

                     ADOPTION OF THE STOCK PURCHASE PLAN

GENERAL

      On April 18, 1996, the Board of Directors adopted, subject to shareholder approval, the Stock Purchase Plan, pursuant to which employees of the Company may purchase shares of the Common Stock under a plan governed by
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The first offering under the Stock Purchase Plan commenced on April 15, 1996, subject to shareholder approval. The following description of the Stock Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the full text thereof. If the proposal to amend the Company's Articles of Incorporation to change the Company's name is adopted, the Stock Purchase Plan name will be changed to the Sento Technical Innovations Corporation 1996 Employee Stock Purchase Plan.


DESCRIPTION OF THE STOCK PURCHASE PLAN

      PURPOSE. The purpose of the Stock Purchase Plan is to provide a method whereby employees of the Company and certain of its subsidiaries will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Board of Directors believes that the Stock Purchase Plan is important because it provides incentives to present and future employees of the Company by allowing them to share in the growth of the Company. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.

      ADMINISTRATION. The Stock Purchase Plan shall be administered by a committee (the "Committee") of the Board of Directors consisting of no fewer than two members of the Board of Directors. The Committee is presently composed of the Compensation Committee of the Board of Directors. The Committee has the authority to interpret and construe all provisions of the Stock Purchase Plan and to make all decisions and determinations relating to the operation of the Stock Purchase Plan.

      DURATION. The Stock Purchase Plan became effective upon its adoption by the Board of Directors, subject to shareholder approval, and will remain in effect until March 31, 1999 unless terminated earlier by the Board of Directors. No termination of the Stock Purchase Plan may adversely affect the rights of any employee with respect to outstanding options under the Stock Purchase Plan without the consent of the employee.

      SHARES SUBJECT TO STOCK PURCHASE PLAN. The maximum number of shares of Common Stock which may be issued under the Stock Purchase Plan is currently 200,000 shares. In the event the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, the maximum number of shares available for issuance under the Stock Purchase Plan shall be proportionately adjusted.

      ELIGIBILITY. Participation in the Stock Purchase Plan is limited to employees of the Company and its subsidiaries who have completed ninety (90) days of employment with the Company. Employees who own five percent (5%) or more of the voting stock of the Company, however, may not participate in the Stock Purchase Plan. As of the adoption of the Stock Purchase Plan, there were approximately 48 employees eligible to participate in the Stock Purchase Plan.

      OFFERINGS UNDER THE STOCK PURCHASE PLAN. The Stock Purchase Plan provides for a series of six semi-annual offerings commencing on April 1st and October 1st, respectively, in each of the years 1996 through 1998, and terminating on the succeeding September 30th and March 31st, respectively. Notwithstanding the foregoing, the initial offering under the Plan shall be deemed to have commenced on the effective date of the Plan, April 18, 1996, rather than April 1st, and shall terminate on September 30, 1996.

      GRANTING OF OPTIONS. On the applicable offering commencement date, a participating employee will be deemed to have been granted an option to purchase, on the offering termination date, a maximum number of shares of Common Stock determined by multiplying 15% by the employee's projected base pay for the offering period, and dividing by 85% of the fair market value (as hereinafter defined) of Common Stock on the applicable offering commencement date. No employee will be granted an option which permits him or her to purchase in excess of $25,000 of Common Stock per calendar year.


      PARTICIPATION IN AN OFFERING. All eligible employees may elect to participate in an offering under the Stock Purchase Plan in one of two ways. First, an employee may authorize the Company to make deductions from his or her pay on each payday during the time the employee is a participant in an offering at any rate designated by the employee, but not exceeding 15% of the employee's base pay. In such case, his or her option to purchase Common Stock will be deemed to have been exercised automatically on the offering termination date applicable to such offering, unless the employee gives written notice to the Company to withdraw such payroll deductions. The option will be deemed to have been exercised for the purchase of the number of full shares of Common Stock which the amount in the account will purchase (but not in excess of the maximum number of shares for which an option has been granted to the employee), and any excess in the account will be returned to the employee. Second, the employee may participate by delivering written notice of his or her election to exercise the option to purchase shares of Common Stock, together with payment of the exercise price, to the Company prior to the offering termination date. On the offering termination date, the option of an employee who has delivered such written election will be deemed to have been exercised for the purchase of the number of full shares of Common Stock which the amount of money delivered by the employee to the Company will purchase (but not in excess of the maximum number of shares for which an option has been granted to the employee), and any excess amount of money will be returned to the employee.

      EXERCISE PRICE OF OPTIONS. The price per share to be paid by participants under the Stock Purchase Plan shall be the lesser of (a) 85% of the fair market value of the Common Stock on the applicable offering commencement date or (b) 85% of the fair market value of the Common Stock on the applicable offering termination date. The fair market value of the Common Stock shall be the average of the high and low bid prices as quoted on the "Pink Sheets", the OTC Bulletin Board, or similar service on the applicable date or the nearest prior business day on which such quotes are available, or, if the Common Stock is listed on an exchange or automated quotation system, the closing sales price as reported on such exchange or automated quotation system on the applicable date or the nearest prior business day on which shares of the Common Stock traded. The high and low bid prices of the Common Stock in the over-the-counter market, as reported by the National Quotation Bureau on April 30, 1996 were both $5.25. The exercise price shall be payable through payroll deduction from an employee's compensation (beginning with the commencement of the second offering on October 1, 1996) or by delivering payment of the exercise price to the Company prior to the offering termination date.

      TERMINATION OF EMPLOYMENT. Upon the termination of a participant's employment for any reason during an offering, including retirement and death, the option granted to such employee shall immediately terminate in its entirety, and the payroll deductions or other contributions credited to the participant's account shall be returned to the participant, or, in the case of death, his designated beneficiary, and shall not be used to purchase shares of Common Stock under the Stock Purchase Plan.


     AMENDMENT AND TERMINATION. The Stock Purchase Plan provides that the Board of Directors may amend or terminate the Stock Purchase Plan or any portion thereof at any time; provided, however, that no amendment may be made without shareholder approval if such amendment would (a) increase the maximum number of shares of Common Stock that may be issued under any offering (except adjustments upon changes in the Company's capitalization), or (b) amend the eligibility requirements of the Stock Purchase Plan or allow members of the Committee to purchase shares of Common Stock under the Stock Purchase Plan. On June 14, 1996, the Securities and Exchange Commission announced certain amendments of Section 16 of the Exchange Act, which will become effective on August 15, 1996. The Board of Directors is presently considering the effects of the pending amendments and, upon its determination that amendment of the Stock Purchase Plan would be in the best interest of the Company and its shareholders, may amend the Stock Purchase Plan in a manner consistent with the recent amendments of Section 16 of the Exchange Act.

     GENERAL PROVISIONS. No participant or his or her legal representatives, legatees or distributees will be deemed to be the holder of any shares of Common Stock subject to an offering until the option has been exercised and the purchase price for the shares has been paid. No payroll deductions credited to a participant's stock purchase account nor any rights with regard to the exercise of an option to purchase shares of Common Stock under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by a participant other than by will or the laws of descent and distribution. Options under the Stock Purchase Plan will be exercisable during a participant's lifetime only by the participant.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following tax discussion is a brief summary of federal income tax law applicable to the Stock Purchase Plan. The discussion is intended solely for general information and omits certain information which does not apply generally to all participants in the Stock Purchase Plan.

     GRANT OF OPTIONS. In the opinion of the Company, the Stock Purchase Plan qualifies as an "employee stock purchase plan" within the meaning of
Section 423 of the Code. As such, a recipient of options under the Stock Purchase Plan incurs no income tax liability, and the Company obtains no deduction, from the grant of the options. The payroll deductions and other contributions by a participant to his account, however, are made on an after-tax basis. Participants will not be entitled to deduct or exclude from income or social security taxes any part of the payroll deductions.

     EXERCISE OF OPTIONS. An employee will not be subject to federal income tax upon the exercise of an option granted under the Stock Purchase Plan, nor will the Company be entitled to a tax deduction by reason of such exercise, provided that the holder is still employed by the Company (or terminated employment no longer than three months before the exercise date). The employee will have a cost basis in the shares of Common Stock acquired upon such exercise equal to the option exercise price.

     DISPOSITION OF SHARES ACQUIRED UNDER STOCK PURCHASE PLAN. In order to defer taxation on the difference between the fair market value and exercise price of shares acquired upon exercise of an option, the employee must hold the shares during a holding period which runs through the later of one year after the option exercise date or two years after the date the option was granted. The only exceptions are for dispositions of shares upon death, as part of a tax-free exchange of shares in a corporate reorganization, into joint tenancy with right of survivorship with one other person, or the mere pledge or hypothecation of shares.

     If an employee disposes of stock acquired under the Stock Purchase Plan before expiration of the holding period in a manner not described above, such as by gift or ordinary sale of such shares, the employee must recognize as ordinary compensation income in the year of disposition the difference between the exercise price and the stock's fair market value as of the date of exercise. This amount must be recognized as income even if it exceeds the fair market value of the shares as of the date of disposition or the amount of the sales proceeds received. The Company will be entitled to a corresponding compensation expense deduction.

     Disposition of shares after expiration of the required holding period will result in the recognition of gain or loss in the amount of the difference between the amount realized on the sale of the shares and the exercise price for such shares. Any loss on such a sale will be a long-term capital loss. Any gain on such a sale will be taxed as ordinary income up to the amount of the difference between exercise price and the stock's fair market value as of the date of exercise with any additional gain taxed as a long-term capital gain.

VALUE OF BENEFITS

     The Company is unable to determine the amount of benefits that may be received by participants under the Stock Purchase Plan as participation is discretionary with each employee.

CERTAIN INTERESTS OF DIRECTORS

     In considering the recommendation of the Board of Directors with respect to the Stock Purchase Plan, shareholders should be aware that the members of the Board of Directors have certain interests which may present them with conflicts of interest in connection with such proposal. As discussed above, all employees, including directors who are employees of the Company, are eligible to purchase Common Stock under the Stock Purchase Plan. The Board of Directors recognizes that adoption of the Stock Purchase Plan may benefit certain directors of the Company and their successors, but believes that approval of the Stock Purchase Plan will advance the interests of the Company and its shareholders by encouraging employees of the Company to make significant contributions to the long term success of the Company.

RECOMMENDATION OF BOARD OF DIRECTORS

     The Board of Directors believes the Stock Purchase Plan is in the best interests of the Company, and therefore, unanimously recommends that the shareholders vote FOR approval of the Stock Purchase Plan.

                   RATIFICATION OF SELECTION OF AUDITOR
                          AND CHANGES IN AUDITOR

     The Audit Committee has recommended, and the Board of Directors has selected, the firm of KPMG Peat Marwick LLP ("KPMG") of Salt Lake City, Utah, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 1997, subject to ratification by the shareholders. The Board of Directors anticipates that one or more representatives of KPMG will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Board of Directors recommends that shareholders vote FOR ratification of the appointment of KPMG as the Company's independent auditor.

     From 1979 to July, 1995, KPMG was retained by Amacan to audit Amacan's financial statements. On July 14, 1995, upon the recommendation and approval of the Board of Directors, Amacan engaged Tanner + Co. as independent auditor to audit Amacan's financial statements for the year ending April 30, 1995, and notified KPMG of their dismissal as independent auditor. KPMG's reports on Amacan's financial statements for the fiscal years ended April 30, 1994 and 1993 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Amacan had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports. In addition, during the fiscal year and the interim period during which KPMG served Amacan preceding its dismissal, Amacan had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, promulgated pursuant to the Exchange Act. No consultations occurred between Amacan and Tanner + Co. during the fiscal year and any interim period preceding the recent appointment of Tanner + Co. regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by Amacan in reaching a decision as to an accounting, auditing or financial reporting issue.

     Upon consummation of the Share Exchange on April 18, 1996, and pursuant to the recommendation and approval of the Board of Directors, the Company determined to retain the services of KPMG, who had served as the independent auditor of the Spire Companies since October 1995, to audit the financial statements of the Company for the fiscal year ending April 30, 1996, and to dismiss Tanner + Co. Tanner + Co.'s reports on Amacan's financial statements for the fiscal year ended April 30, 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company had no disagreements with Tanner + Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused Tanner + Co. to make reference to the subject matter of the disagreement in connection with its reports. In addition, during the two fiscal years and the interim period preceding Tanner + Co.'s dismissal, the Company had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. No consultations occurred between the Company and KPMG during the fiscal year and any interim period preceding the recent retention of KPMG regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

                        DESCRIPTION OF OPTION PLAN

     The Option Plan was adopted by the Board of Directors of the Company effective January 31, 1996 and approved by the shareholders of the Company at the Special Meeting held April 18, 1996. Following is a description of the Option Plan, as required by Rule 16(b)(2) promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The description of the Option Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Option Plan.

PURPOSE

     The purpose of the Option Plan is to promote the long-term success of the Company and the creation of incremental stockholder value by (a) encouraging directors and key employees of the Company and its subsidiaries to focus on critical long-range objectives, (b) encouraging the attraction and retention of key employees with exceptional qualifications, and (c) linking the interests of key employees of the Company directly to stockholder interests through increased stock ownership.

ADMINISTRATION

     The Option Plan is administered by a committee (the "Committee") of the Board of Directors consisting of a sufficient number of disinterested members of the Board of Directors so as to qualify the Committee to administer the Option Plan as contemplated by Rule 16b-3 promulgated pursuant to the Exchange Act. The Committee will select the directors and employees who are to receive awards under the Option Plan, determine the amount, vesting requirements and other conditions of such awards, interpret the Option Plan, execute agreements setting forth the terms of such awards (each, a "Stock Award Agreement") and make all other decisions relating to the operation of the Option Plan.

DURATION OF THE OPTION PLAN

     The Option Plan became effective on March 1, 1996 and will remain in effect until terminated by the Board of Directors, except that no Incentive Option (as defined below) may be granted under the Option Plan after March 1, 2006. Notwithstanding the termination of the Option Plan, the Option Plan will continue in effect after such termination for purposes of the administration of any Option Plan award granted at the effective date of the termination of the Option Plan.

SHARES SUBJECT TO THE OPTION PLAN

     The Option Plan provides for the issuance of Incentive Stock Options ("Incentive Options"), as that term is defined in Section 422 of the Code, nonqualified stock options which are not governed by the provisions of
Section 422 of the Code ("Nonqualified Options") for shares of Common Stock (the Incentive Options and the Nonqualified Options may be referred to collectively as the "Options"), certain corresponding stock appreciation rights ("SARs"), restricted shares of Common Stock ("Restricted Shares") and Stock Units (as defined below) or any combination thereof (the various awards are referred to collectively as the "Awards"). The maximum number of Options, Restricted Shares and Stock Units that may be awarded under the Option Plan is currently 1,000,000., and the maximum number of Options, Restricted Shares and Stock Units that may be awarded to a single participant in any calendar year is 200,000. If any Options, Restricted Shares or Stock Units are forfeited or if any Option terminates for any reason before being exercised, then such Options, Restricted Shares or Stock Units will again become available for Awards under the Plan. Notwithstanding the above, if any Options are surrendered because corresponding SARs are exercised, such Options will not become available again for Awards under the Option Plan. Any Common Stock issued pursuant to the Option Plan may be authorized but unissued shares or treasury shares. On April 30, 1996, the high and low bid prices of the Common Stock in the over-the-counter market, as reported by the National Quotation Bureau, were both $5.25.

     In the event of a subdivision of the outstanding shares of Common Stock, a declaration of a dividend payable in Common Stock, a declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock, a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, a recapitalization or similar occurrence (the occurrence of each of which may be referred to as a "Capital Change"), the Committee will make appropriate adjustments in the number of Options, Restricted Shares and Stock Units available for future awards under the Option Plan.

ELIGIBILITY

     Awards may be granted only to directors of the Company and employees of the Company and its subsidiaries that the Committee, in its sole discretion, will determine to be key employees (the "Key Employees"). Members of the Committee are not eligible to participate in the Option Plan. Because the Committee will maintain complete discretion to determine the number and selection of Key Employees eligible to participate in the Option Plan, it is not possible to estimate accurately the number of persons who will be eligible to participate therein. Nonetheless, because the Bylaws of the Company provide that the Company shall have not less than three and not more than nine directors and because at least two of the Company's directors must serve on the Committee as disinterested directors pursuant to the Option Plan, the number of persons eligible to participate in the Option Plan may range from one non-Committee director to as many as seven non-Committee directors and as many Key Employees as the Committee, in its discretion, may determine.

OPTIONS

     The Committee, in its sole discretion, may grant both Incentive Options and Nonqualified Options from time to time. The Committee has complete authority, subject to the terms of the Option Plan, to determine the persons to whom and the time or times at which grants of Options will be made. The Option Plan provides that the exercise price of Options, restrictions upon the exercise of Options and restrictions on the transferability of shares issued upon the exercise of Options, will be determined by the Committee in its sole discretion, except that (i) the exercise price of any Incentive Option will not be less than the fair market value of a share of Common Stock as of the date of the grant and (ii) in the case of an Incentive Option granted to any individual who, at the time that the Incentive Option is granted, owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a "Restricted Stockholder"), the exercise price of such Incentive Option will not be less than 110% of the fair market value, determined pursuant to the Option Plan, of a share of Common Stock as of the date on which the Option is granted. The Committee, in its sole discretion, will determine the time or times when each Option vests and becomes exercisable. The term of an Incentive Option, however, may not be more than ten years from the date of grant and the term of any Incentive Option granted to a Restricted Stockholder may not be more than five years from the date of grant. During the lifetime of the employee receiving an Option (the "Optionee"), the Option will be exercisable only by the Optionee and will not be assignable or transferrable. Each Option will become exercisable in such installments, at such time or times, and is subject to such conditions, as the Committee, in its discretion, may determine at or before the time the Option is granted. The Committee may provide for the accelerated exercisability of an Option in the event of the death, disability or retirement of the Optionee. Unless otherwise provided by the Committee, all Options will terminate ninety days after the termination of the employment of an Optionee, unless the Optionee's employment was terminated for cause, in which event the Options will immediately terminate upon the termination of such Optionee's employment.


PAYMENT

     The exercise price of Options granted under the Option Plan will be payable at the time of exercise in cash or, in the discretion of the Committee, in shares of Common Stock or other forms approved by the Committee. In the case of an Incentive Option, payment will be made only pursuant to the express provisions with regard to exercise that the Committee determines to include in the applicable Stock Award Agreement. Any payment method approved by the Committee must be consistent with applicable law, regulations and rules as well as the terms and conditions of the Plan.

STOCK APPRECIATION RIGHTS

     In connection with the grant of any Option, the Committee, in its sole discretion, may also grant an SAR, which will relate to a specific Option granted to the Optionee. Such SAR will entitle the Optionee to surrender to the Company, unexercised, all or any part of that portion of the Option which then is exercisable and to receive from the Company an amount equal to the difference between the aggregate exercise price of the shares of Common Stock subject to the Option and the fair market value, as determined under the Option Plan, of such shares on the date of such exercise. Payment by the Company of any amount owing pursuant to the exercise of an SAR may be made in shares of Common Stock, cash, or any combination of cash and shares, as determined in the sole discretion of the Committee. The determination of the Committee to include an SAR in an Incentive Option may be made only at the time of the grant of the Incentive Option. The Committee may include an SAR in a Nonqualified Option at the time of the grant, and any time thereafter until six months before the expiration of the Nonqualified Option.

     An SAR may be exercised only to the extent the Option to which it is applicable is exercisable and may not be exercised unless both the SAR and the related Option have been outstanding for more than six months. If, on the date an Option expires, the exercise price of the Option is less than the fair market value of the shares of Common Stock on such date, then any SARs included in such Option will automatically be deemed to be exercised as of such date with respect to any portion of such Option that has not been exercised or surrendered.

RESTRICTED SHARES

     The Committee may grant shares of Common Stock which are subject to vesting conditions as an Award under the Option Plan (the "Restricted Shares"). The award of Restricted Shares may be made at any time and for any year of the Option Plan. The Restricted Shares will become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. The Committee will select the vesting conditions, which may be based upon the recipient's service and/or performance, the Company's performance, or such other criteria as the Committee may adopt. The Stock Award Agreement may also provide for accelerated vesting in the event of the recipient's death, disability or retirement. A recipient of Restricted Shares, as a condition to the grant of such Restricted Shares, may be required to pay the Company, in cash, an amount equal to the par value of the Restricted Shares. The holders of Restricted Shares will have the same voting, dividend and other rights as the Company's other stockholders.

STOCK UNITS

     A Stock Unit is an unfunded and unsecured bookkeeping entry representing the equivalent of one share of Common Stock which is subject to certain vesting conditions (a "Stock Unit"). Holders of Stock Units have no voting rights or other rights of a shareholder, but are entitled to receive "Dividend Equivalents" in an amount equal to the amount of cash dividends paid on the number of shares of Common Stock represented by the

Stock Units while the Stock Units are outstanding. Stock Units and corresponding Dividend Equivalents will be settled at a time determined by the Committee and may be paid, in the discretion of the Committee, in the form of cash, shares of Common Stock or a combination thereof.

     Stock Units may be awarded in combination with Restricted Shares or Nonqualified Options, and the Committee may provide that the Stock Units will be forfeited in the event that the related Nonqualified Options are exercised. No cash consideration will be required for an award of a Stock Unit. The Committee may grant Stock Units at anytime during the term of the Option Plan. The Committee will, in its sole discretion, select the vesting conditions for each award of a Stock Unit. The vesting conditions may be based upon the recipient's service or performance, the Company's performance, or such other criteria that the Committee may adopt.

AMENDMENTS TO OPTION PLAN

     The Board of Directors may, at any time and for any reason, amend or terminate the Option Plan. Any amendment to the Option Plan, however, will be subject to the approval of the Company's shareholders to the extent required by applicable laws, regulations or rules. No amendment, suspension or termination of the Option Plan will affect an Award granted on or at the effective date of such amendment. On June 14, 1996, the Securities and Exchange Commission announced certain amendments of Section 16 of the Exchange Act which will become effective on August 15, 1996. The Board of Directors is presently considering the effects of the pending amendments and, upon its determination that amendment of the Option Plan would be in the best interest of the Company and its shareholders, may amend the Option Plan in a manner consistent with the recent amendments of Section 16 of the Exchange Act.


GENERAL PROVISIONS


     Neither the Option Plan nor the grant of any Award thereunder will be deemed to give any individual the right to remain employed by the Company or any of its subsidiaries. The Option Plan will not inhibit the Company's ability to terminate or modify the terms of the employment of any employee at anytime, with or without cause. Participants in the Option Plan will have no rights with respect to dividends, voting or any other privileges accorded to the Company's shareholders at the issuance of stock certificates for shares of Common Stock. Recipients of Options under the Option Plan will have no obligation to exercise such Options. Participants in the Option Plan will not have any rights or interest under the Plan in any Option or shares of the Common Stock prior to the grant of an Option, Restricted Share or Stock Unit to such participant.


NEW PLAN BENEFITS

     Because the Committee will maintain complete discretion to determine the number and selection of Key Employees, as well as the recipients, number, type, vesting requirements and other terms of any Award under the Option Plan, it is not possible to determine the benefits or amounts, if any, that will be received by or allocated to any person under the Option Plan, nor is it possible to determine the benefits or amounts, if any, that would have been received or allocated to any person during any prior year if the Option Plan had been in effect.

FEDERAL INCOME TAX CONSEQUENCES

     The following tax discussion is a brief summary of federal income tax law applicable to the Option Plan. The discussion is intended solely for general information and omits certain information which does not apply generally to all participants in the Option Plan.

     INITIAL GRANT OF OPTIONS AND STOCK APPRECIATION RIGHTS. A recipient of Options, whether Nonqualified Options or Incentive Options, or SARs incurs no income tax liability, and the Company obtains no deduction, from the grant of Options or SARs.

     INCENTIVE OPTIONS. The holder of an Incentive Option will not be subject to federal income tax upon the exercise of the Incentive Option, and the Company will not be entitled to a tax deduction by reason of such exercise, provided that the holder is still employed by the Company (or terminated employment no longer than three months before the exercise date). Additional exceptions to this exercise timing requirement apply upon the death or disability of the Optionee. A sale of the shares of Common Stock received upon the exercise of an Incentive Option which occurs both more than one year after the exercise of the Incentive Option and more than two years after the grant of the Incentive Option will result in the realization of long-term capital gain or loss to the Optionee in the amount of the difference between the amount realized on the sale and the exercise price for such shares. Generally, upon a sale or disposition of the shares prior to the foregoing holding requirements (referred to as a "disqualifying disposition"), the Optionee will recognize ordinary compensation income, and the Company will receive a corresponding deduction, equal to the lesser of (i) the excess of the fair market value of the shares on the date of transfer to the Optionee over the exercise price, or (ii) the excess of the amount realized on the disposition over the exercise price.

     The excess of the fair market value of the shares of Common Stock at the time of the exercise of an Incentive Stock Option over the Option price will increase the Optionee's alternative minimum taxable income subject to the alternative minimum tax, unless a subsequent disqualifying disposition occurs in the same taxable year of the Optionee in which the Common Stock was purchased.

     NONQUALIFIED OPTIONS. Upon the exercise of a Nonqualified Option, the amount by which the fair market value of the shares of Common Stock on the date of exercise exceeds the exercise price will be taxed to the Optionee as ordinary compensation income. The Company will generally be entitled to a deduction in the same amount, provided it satisfies certain requirements relating to the terms of the option and makes all required wage withholdings on the compensation element attributable to the exercise. In general, the Optionee's tax basis in the shares acquired by exercising a Nonqualified Option is equal to the fair market value of such shares on the date of exercise. Upon a subsequent sale of any such shares in a taxable transaction, the Optionee will realize capital gain or loss in an amount equal to the difference between his or her basis in the shares and the sale price.

     RESTRICTED SHARES. The recipient of an award of Restricted Shares will be required to recognize income in the first year that (i) the Restricted Shares become transferable by the recipient, or (ii) the Restricted Shares are not subject to a substantial risk of forfeiture. The various vesting conditions imposed upon the Restricted Shares in the applicable Stock Award Agreement will determine if the Restricted Shares are subject to a substantial risk of forfeiture. The amount of income that must be recognized in connection with a grant of Restricted Shares will be equal to the difference between the fair market value of the Restricted Shares in the year that income is recognized and the value paid by the recipient for the Restricted Shares. The income recognized will be taxed as ordinary income. The tax basis in the Restricted Shares will be the value paid by the recipient plus any income recognized by the recipient.

     A recipient may elect to recognize income in the year he or she receives an award of Restricted Shares even if the Restricted Shares are non-transferable and subject to a substantial risk of forfeiture. The recipient will recognize as income the difference between the fair market value of the Restricted Shares and the value paid for such Restricted Shares. The tax basis in the Restricted Shares will be the value paid by the recipient plus any income recognized by the recipient. By making such election, the recipient can defer recognizing as income the increase in value of the Restricted Shares during such period until the Restricted Shares are sold or transferred. Upon the subsequent sale of any Restricted Shares in a taxable transaction, the recipient will realize capital gain or loss (long-term or short-term, depending on whether the Restricted Shares were held for more than twelve months before the sale) in an amount equal to the difference between his or her basis in the Restricted Shares and the sale price.

     STOCK UNITS AND STOCK APPRECIATION RIGHTS. Upon the exercise of an SAR and/or the payment of Stock Units and corresponding Dividend Equivalents, a participant under the Option Plan will recognize ordinary compensation income in the amount of both the cash and the fair market value of the shares of Common Stock received upon the exercise of the SAR or the payment of the Stock Unit and Dividend Equivalent, and generally the Company will be entitled to a corresponding deduction. In the event the participant receives shares of Common Stock upon the exercise of the SAR or the payment of the Stock Unit or Dividend Equivalent, any shares so acquired will have a tax basis equal to their fair market value on the date of such exercise or payment, and the holding period of the shares will commence on the day following that date. Upon a subsequent sale of such shares, the participant will recognize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than twelve months before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price.

     WITHHOLDING TAX OBLIGATIONS. To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Option Plan will make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Company will not be required to make such payment or distribution until such obligations are satisfied. The Committee may permit an Option Plan participant who exercises a Nonqualified Option to satisfy all or part of his or her withholding tax obligation by having the Company withhold a portion of the Common Stock that otherwise would be issued to the participant under such Nonqualified Option.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

                           PROPOSALS OF SHAREHOLDERS

     In order to be included in the proxy statement and form of proxy relating to the Company's annual meeting of shareholders to be held in 1997, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 311 North State Street, Orem, Utah 84057, no later than April 4, 1997.

                             ADDITIONAL INFORMATION

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON FROM WHOM A PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED APRIL 30, 1996, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO (AS WELL AS EXHIBITS THERETO, IF SPECIFICALLY REQUESTED), REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WRITTEN REQUESTS FOR SUCH INFORMATION SHOULD BE DIRECTED TO BRIAN W. BRAITHWAITE, SECRETARY OF THE COMPANY, AT 311 NORTH STATE STREET, OREM, UTAH 84057.

                                     PROXY
                           SPIRE INTERNATIONAL CORP.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gary B. Godfrey, Robert K. Bench, Brian W. Braithwaite, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of Spire International Corp., a Utah corporation (the "Company"), held of record by the undersigned on July 29, 1996 at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the offices of Kimball, Parr, Waddoups, Brown & Gee, 185 South State Street, Suite 1300, Salt Lake City, Utah 84111, on September 10, 1996, at 10:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.


1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.

     / / FOR all nominees listed below (except as marked to the contrary). / / WITHOUT AUTHORITY to vote for all nominees listed below.

          (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          GARY B. GODFREY    BRIAN W. BRAITHWAITE    SHERMAN H. SMITH
          ROBERT K. BENCH    WILLIAM A. FRESH


2. PROPOSAL TO AMEND the Company's Articles of Incorporation to change the Company's name to Sento Technical Innovations Corporation.


     / /  FOR    / /  AGAINST    / /  ABSTAIN

3. PROPOSAL TO RATIFY the adoption of the Spire International Corp. 1996 Employee Stock Purchase Plan.

     / /  FOR    / /  AGAINST    / /  ABSTAIN

4. PROPOSAL TO RATIFY the appointment of KPMG Peat Marwick LLP as the independent auditor of the Company.

     / /  FOR    / /  AGAINST    / /  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
                                                                 (continued)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, FOR THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO SENTO TECHNICAL INNOVATIONS CORPORATION, FOR RATIFICATION OF THE ADOPTION OF THE SPIRE INTERNATIONAL CORP. 1996 EMPLOYEE STOCK PURCHASE PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY.


     Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.


DATED:                   ,  1996             -------------------------------
      -------------------                               Signature


                                             -------------------------------
                                                Signature if held jointly


     (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)